UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 9, 2026, FedEx Corporation (the “Company”) and the Company’s wholly owned subsidiaries Federal Express Corporation, Federal Express International, Inc. and Federal Express Europe, Inc. entered into (i) an underwriting agreement (the “Euro Notes Underwriting Agreement”) with Citigroup Global Markets Limited, Merrill Lynch International, Wells Fargo Securities International Limited, BNP PARIBAS and ING Bank N.V., on behalf of themselves and as representatives of the several underwriters named on Schedule B to the Euro Notes Underwriting Agreement, in connection with the issuance and sale by the Company of €1,100,000,000 aggregate principal amount of the Company’s 4.000% Notes due 2030 and €900,000,000 aggregate principal amount of the Company’s 4.625% Notes due 2034 (collectively, the “Euro Notes”) (the “Euro Notes Offering”) and (ii) an underwriting agreement (the “USD Notes Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Scotia Capital (USA) Inc., on behalf of themselves and as representatives of the several underwriters named on Schedule A to the USD Notes Underwriting Agreement, in connection with the issuance and sale by the Company of $1,100,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2036 (the “USD Notes,” and together with the Euro Notes, the “Notes”) (the “USD Notes Offering”). Each of the Euro Notes Offering and the USD Notes Offering was consummated on September 14, 2026.

The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-297595) by which the Notes and related guarantees were registered.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated September 9, 2026, among FedEx Corporation, the Significant Guarantors named therein and Citigroup Global Markets Limited, Merrill Lynch International, Wells Fargo Securities International Limited, BNP PARIBAS and ING Bank N.V., on behalf of themselves and as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated September 9, 2026, among FedEx Corporation, the Significant Guarantors named therein and BofA Securities, Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Scotia Capital (USA) Inc., on behalf of themselves and as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 14, 2026, among FedEx Corporation, the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.2	Supplemental Indenture No. 1, dated as of September 14, 2026, among FedEx Corporation, the Guarantors named therein, U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank Europe DAC, UK Branch, as paying agent.

4.3	Form of 4.000% Note due 2030 (included in Exhibit 4.2).

4.4	Form of 4.625% Note due 2034 (included in Exhibit 4.2).

4.5	Supplemental Indenture No. 2, dated as of September 14, 2026, among FedEx Corporation, the Guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.6	Form of 5.750% Note due 2036 (included in Exhibit 4.5).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Euro Notes and related guarantees.

5.2	Opinion of Tiffany H. Brunson, Vice President—General Counsel and Assistant Secretary of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc. with respect to the Euro Notes Offering.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the USD Notes and related guarantees.

5.4	Opinion of Tiffany H. Brunson, Vice President—General Counsel and Assistant Secretary of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc. with respect to the USD Notes Offering.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Tiffany H. Brunson, Vice President—General Counsel and Assistant Secretary of FedEx Office and Print Services, Inc. (included in Exhibit 5.2).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3).

23.4	Consent of Tiffany H. Brunson, Vice President—General Counsel and Assistant Secretary of FedEx Office and Print Services, Inc. (included in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: September 14, 2026	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer